SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2013

CHINA GREEN CREATIVE, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-147084	83-0506099
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

v24/F., Unit 3 Great China International Square,
No. 1 Fuhua Rd., Futian District,
Shenzhen, Guangzhou Province, China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-755-23998799
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 30, 2013 China Green Creative, Inc. (the “Company” or “we”, “us”) dismissed Madsen & Associates CPA’s, Inc (Madsen) as its independent registered accounting firm ,

Madsen reported on the Company's financial statements for the years ended December 31, 2011 and 20110. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles but was modified as to a going concern.

From January 3, 2010 when Madsen was engaged, through the dismissal of Madsen on January 30, 2013, there were no disagreements between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Madsen would have caused Madsen to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided a copy of this disclosure to Madsen and an opportunity to furnish the Company with a letter stating whether it agrees or disagrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K.

Immediately following the dismissal of Madsen, our Board of Directors commenced contacting and interviewing other auditors in order to engage another firm as our independent auditor. Effective January 30, 2013, we engaged Albert Wong & Co as our new Independent registered public accounting firm. The decision to engage Albert Wong & Co was approved by our board of directors.  During its two most recent fiscal years, and during any subsequent interim period prior to the date of Albert Wong & Co’s engagement, the Company did not consult the new auditor regarding either: (i) the application of accounting principles to a proposed or completed specified transaction, or the type of audit opinion that might be rendered, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event within the meaning set forth in Regulation S-K, Item 304 a(1)(iv) or (a)(1)(v).

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

16.1	Madsen Letter dated as of January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Green Creative, Inc.

By:	/s/ Xingzhang Ye
Name:	Xingzhang Ye
Title: Dated:	Chief Executive Officer January 31, 2013